                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549





                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report:  (Date of earliest event reported)  May 9, 1997




                       IMEX MEDICAL SYSTEMS, INCORPORATED
             -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)




         DELAWARE                      0-11400                84-0712044
----------------------------   ------------------------  ---------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                   Identification Number)





                      6355 Joyce Drive, Golden, CO   80403
                     ---------------------------------------
                     (Address of principal executive office)



                                 (303) 431-9400
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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Item 5.  Other Events

     On May 9, 1997 Imex Medical Systems, Inc. issued the attached Exhibit, a press release, through PR Newswire.





                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         IMEX MEDICAL SYSTEMS, INCORPORATED




                         By: /s/ ERNEST S. MALACHOWSKI
                            -------------------------------------------------
                              Ernest S. Malachowski, President

Date:  May 13, 1997

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FOR IMMEDIATE RELEASE:  May 9, 1997

CONTACTS:
Dennis Newman, Chairman, CEO/or              John Metzger
Ernie Malachowski, President/COO/CFO         Metzger Associates
Imex Medical Systems, Inc.                   (303) 786-7000
(303) 431-9400

            IMEX MEDICAL SYSTEMS ANNOUNCES ACQUISITION LETTER OF
                         INTENT FROM THERMO ELECTRON

GOLDEN, CO -- Imex Medical Systems, Inc. (NASDAQ: IMEX) today announced that it had entered into a letter of intent with Thermo Electron Corporation which provides for the acquisition of Imex for a cash consideration of $10,000,000 less the amount by which Imex's stockholder's equity at June 30, 1997 is less than $4,000,000. It is contemplated that the transaction will take the form of a merger of Imex into Nicolet Biomedical, Inc., a subsidiary of Thermo Electron. Imex management currently believes that the price per share if the merger is consummated would be in the range of $1.38 to $1.44.

The acquisition is contingent upon, among other things, the satisfactory completion of Thermo Electron due diligence, the negotiation and execution of a definitive acquisition agreement which must be approved by the Boards of Directors of both companies and by Imex stockholders and regulatory approvals. Current plans are to retain the Imex operations in the Arvada/Golden area.

                                      -MORE-
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Dennis Newman, Chairman and CEO of Imex, noted that "Nicolet has an excellent reputation for quality products and support and has a growing presence in the vascular market. With Nicolet's current plans to build on the Imex name and customer base, we believe that this is a good transaction for Imex stockholders, employees, and customers."

Thermo Electron is a diversified, high technology Fortune 500 company headquartered in Waltham, Massachusetts. Nicolet is a worldwide leader in the design, manufacture and distribution of instruments used to monitor and diagnose brain, nervous, and vascular system disorders. Imex is a leader in products for fetal heart detection and the diagnosis of vascular disease.

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